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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds (Invesco Investment Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices)          (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 7/31
Date of reporting period: 7/31/11
*Fund included is Invesco Commodities Strategy Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders                   July 31, 2011

Invesco Commodities Strategy Fund
Nasdaq:
A: COAAX   ▪   B: COAHX   ▪   C: COACX   ▪   R: COARX   ▪   Y: COAIX   ▪   Institutional: COAJX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Consolidated Schedule of Investments
11	Consolidated Financial Statements
13	Notes to Consolidated Financial Statements
22	Consolidated Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s 2010 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened the range of investment products we offer. As a strong organization with a single focus – investment management – Invesco today offers investment products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last several years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments that are managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s leading asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Commodities Strategy Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Commodities Strategy Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended July 31, 2011, Class A shares of Invesco Commodities Strategy Fund, at net asset value, returned 22.75% and outperformed the Dow Jones-UBS Commodity Total Return Index, the Fund’s broad market/style-specific benchmark. Strength in the industrial metals, precious metals and agriculture commodity segments was a key contributor to absolute performance. The Fund’s lower allocation to energy than the benchmark contributed to relative performance. Most of the Fund’s outperformance occurred in the early and late months of the reporting period, when energy commodities hindered benchmark performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/10 to 7/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.75%

Class B Shares	21.76

Class C Shares	21.98
Class R Shares	22.53

Class Y Shares	23.04

Institutional Class Shares	23.28

Dow Jones-UBS Commodity Total Return Index▼ (Broad Market/Style-Specific Index)	21.41

▼	Lipper Inc.

How we invest
The Fund, under normal circumstances, uses an index-based investment process in an effort to provide the returns of the Dow Jones-UBS Commodity Total Return Index through the use of commodity-linked notes, fixed income securities and money market instruments. Additionally, the Fund employs an actively managed, quantitative investment approach via a wholly owned Subsidiary organized under the laws of the Cayman Islands (the Subsidiary) that seeks to generate incremental return (alpha) above the Dow Jones-UBS Commodity Total Return Index. Relative to index-based commodity funds that are passively managed, the Fund seeks to potentially provide greater capital loss protection during down markets using our active three-step investment process.
     The first step involves asset selection. We select representative commodity

Portfolio Composition
By commodity sector

Agriculture	36.6%

Energy	27.1

Industrial Metals	18.3

Precious Metals	18.0

Total Net Assets	$106.1 million

Total Number of Holdings*	5
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding U.S. Treasury and money market fund holdings.
assets to gain exposure to each of the following commodity sectors: agriculture, energy, industrial metals and precious metals. Our selection process (1) evaluates a particular asset’s performance among other assets within a commodity sector and how such asset has performed during different market cycles; (2) screens the identified commodity assets to meet minimum liquidity criteria; and (3) reviews the expected correlation among the selected commodity assets and the expected risk for each commodity asset to determine whether the selected commodity assets are likely to improve the expected risk-adjusted return of the Fund.
     The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by us to create a potential portfolio of investments for the Fund. We re-estimate the risk contributed by each commodity asset, and rebalance the portfolio monthly or when new commodity assets are introduced into the Fund.
     The final step involves active positioning. We actively adjust commodity positions to reflect the near-term market environment, while remaining consistent with the balanced-risk, long-term portfolio structure. We balance these two competing ideas – opportunity for excess return from active positioning and the need to maintain commodity asset class exposure set forth in the balanced-risk portfolio structure – by setting controlled tactical ranges around the long-term commodity asset allocation. The resulting commodity asset allocation is then implemented by purchasing or selling derivatives, other commodity-linked instruments, exchange-traded funds and cash and cash equivalent instruments, including affiliated money market funds. By using derivatives, the Fund may gain greater exposure to commodity assets within each commodity sector than would be possible using cash instruments, and may balance the amount of risk each commodity asset contributes to the Fund.
     When executing the investment process described above, we may purchase commodity-linked derivative instruments such as futures and/or swap contracts on different types of commodity assets. We purchase these commodity-linked derivatives to obtain both long and short commodity positions to actively balance the risk associated with different types of commodity assets and sectors. When taking a long position, we generally believe that the price of the referenced commodity will go up. When taking a short position, we generally believe that the price of the referenced commodity will go down.

Market conditions and your Fund
At the outset of the reporting period, we witnessed the relatively rare occurrence of increases in the prices of equities, fixed income securities and commodities. Two events and related policy responses drove Fund returns: The debt crisis in peripheral European economies, such as Greece and Portugal, and the marked economic slowdown in the U.S. In the case of Europe, the creation of a facility to support the weaker economies removed the worst of the uncertainty. Riskier assets such as equities and commodities rose in response. In the U.S., the U.S. Federal Reserve raised expectations for a second round of quantitative easing. Government bonds benefited from both economic events and the U.S. policy response.
     With the exception of the energy sector, commodity markets rallied strongly. Strategic Fund positions in copper and soy meal during this period contributed to absolute performance. Strength in agriculture, particularly our overweight positions in corn, cotton and soybeans, also aided performance. Our positions in industrial and precious metals also proved beneficial.
     Toward the end of 2010, global equity

4	Invesco Commodities Strategy Fund

and commodity markets continued their ascent, benefiting from relaxed monetary policies and the belief that the world’s largest economies had recovered from weakness earlier in the year. Commodities were aided by tightening supply-demand balances and good economic prospects among the commodity-intensive emerging markets. Copper and soy meal continued to contribute to Fund performance, along with the strategic allocations to gold and West Texas Intermediate crude oil. Tactical positions in cotton, coffee and silver also were key performance drivers.
     The first part of 2011 showed signs of the coming volatility as global equity markets suffered small corrections in March, due to the lingering tensions in the Middle East and North Africa and the potentially negative impact of the earthquake in Japan on the global supply chain. Within commodities, the broad-based upward trend continued, with crude oil benefiting from the geopolitical tensions and gold from continued bullish sentiment. Select agricultural commodities experienced a sell-off earlier in March, a result of some improvement on the harvest outlook, providing much-welcomed relief to concerns about food-related inflation. Within the Fund, performance was mixed, highlighting the diversity of behavior across the major complexes that often occurs within the commodities asset class. Agriculture was weak, with wheat and sugar suffering the most pronounced price declines. Energy and precious metals enjoyed gains, given the ongoing conflict in the Middle East and Northern Africa. Events in Japan had a negative impact on select industrial metals, like copper, which weakened quite substantially during March. By May, however, volatility returned to global financial markets.
     After enjoying a robust rally that began in the third quarter of 2010, global equity markets started to pull back toward the middle of 2011. Causes of the pullback were largely the same as those which caused weakness in the second quarter of 2010: Concerns about peripheral European economies, an end to the current round of quantitative easing and doubts about economic performance in the absence of government stimulus. Bonds, on the other hand, gained strength as yields declined in response to global economic uncertainty.
     Like equities, most commodities saw increased volatility, with economically sensitive ones, such as crude oil and copper, experiencing pronounced price declines. Within the Fund, our strategic gold position was beneficial to performance as gold acted as a safe haven for investors amid market volatility. Strategic exposures to crude oil and soymeal detracted from Fund performance, however. Special tactical exposures, such as short positions in certain agricultural markets and energy spread trades, added to returns, but the combined net effect was only marginally positive.
     Rounding out the reporting period, commodity markets rallied sharply in July following two months of decidedly negative returns. The Fund performed well during this period as a result. Within agriculture, strong performance from the strategic allocation to soy meal was augmented by contributions from both a short position in cotton and a long position in sugar. Gold and silver both moved up in price, benefiting Fund performance due to our tactical overweight positions. Copper also rebounded during the month, resulting in a positive contribution from industrial metals to our performance. Results in the energy complex were mixed, with crude oil declining modestly, causing a slight drag on our performance during the month.
     As stated earlier in this report, the Fund selects representative commodity assets across each of the following commodity sectors: agriculture, energy, industrial metals and precious metals. Once we determine our allocation to these sectors, we then implement by either purchasing or selling derivatives, other commodity-linked instruments or exchange-traded funds. Derivatives, therefore, will typically comprise a significant portion of Fund assets and mainly composed of futures and swaps during the fiscal year. Exposures to both futures and swaps positively contributed to Fund performance over the reporting period.
     Thank you for your continued commitment to Invesco Commodities Strategy Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. Mr. Wolle began his investment management career in 1991 and joined Invesco in 1999. He earned a B.S. in finance from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. Mr. Ahnrud began his investment career in 1985 and joined Invesco in 2000. He earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment management career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. Mr. Hixon began his investment management career in 1992 and joined Invesco in 1994. He earned a B.B.A. in finance, graduating magna cum laude, from Georgia Southern University. He earned an M.B.A. in Finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

5	Invesco Commodities Strategy Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 4/30/08

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Commodities Strategy Fund

Average Annual Total Returns
As of 7/31/11, including maximum applicable sales
charges

Class A Shares

Inception (4/30/08)	-9.17%

1 Year	16.03

Class B Shares

Inception (2/5/10)	15.38%

1 Year	16.76

Class C Shares

Inception (4/30/08)	-8.28%

1 Year	20.98

Class R Shares

Inception (4/30/08)	-7.82%

1 Year	22.53

Class Y Shares

Inception 4/30/08)	-7.35%

1 Year	23.04

Institutional Class Shares

Inception	-7.43%

1 Year	23.28
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Morgan Stanley Commodities Alpha Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Commodities Strategy Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Commodities Strategy Fund. Share class returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 6/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/30/08)	-10.43%

1 Year	18.43

Class B Shares

Inception (2/5/10)	13.42%

1 Year	19.31

Class C Shares

Inception (4/30/08)	-9.52%

1 Year	23.50

Class R Shares

Inception (4/30/08)	-9.06%

1 Year	25.06

Class Y Shares

Inception (4/30/08)	-8.58%

1 Year	25.72

Institutional Class Shares

Inception	-8.67%

1 Year	25.85
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95% and 0.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 8
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 Invesco Commodities Strategy Fund

Invesco Commodities Strategy Fund’s investment objective is long-term total return.
■	Unless otherwise stated, information presented in this report is as of July 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Commodity risk. The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

■	Commodity-linked notes. The Fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market, and risk of greater volatility, that do not affect traditional equity and debt securities.

■	Risks of investment in wholly-owned subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked investments. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (Investment Company Act), and, unless otherwise noted in the prospectus, will not be subject to all of the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and could negatively affect the Fund and its shareholders.

■	Fixed-income securities. Fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

■	Non-diversification. The risks of investing in the Fund may be intensified because the Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified.

■	Risks of using derivative instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Tax risk. If the Internal Revenue Service were to change its position, as set out in a number of private letter rulings (which the Fund may not cite as precedent), such that the Fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.

About indexes used in this report
■	The Dow Jones-UBS Commodity Total Return Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	COAAX
Class B Shares	COAHX
Class C Shares	COACX
Class R Shares	COARX
Class Y Shares	COAIX
Institutional Class Shares	COAJX

8 Invesco Commodities Strategy Fund

Consolidated Schedule of Investments

July 31, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

U.S. Treasury Securities–14.60%
U.S. Treasury Bills(a)(b)	0.01%	08/11/11	$7,500,000	$7,499,719

U.S. Treasury Bills(a)(b)	0.01%	01/26/12	8,000,000	7,995,154

Total U.S. Treasury Securities (Cost $15,494,873)				15,494,873

		Expiration
		Date
Commodity-Linked Securities–28.24%
Cargill Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (indexed to the Dow Jones-UBS Commodity Total Return Index, multiplied by 3)		12/29/11	3,334,000	4,522,482

Cargill Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (indexed to the Dow Jones-UBS Commodity Total Return Index, multiplied by 3)		12/21/11	6,266,667	8,379,134

Swedish Export Credit Corp. Commodity Linked Note, three-month U.S. Dollar LIBOR minus 0.40% (indexed to the Dow Jones-UBS SM Enhanced E 95 Total Return Index, multiplied by 3)		04/25/12	12,730,000	12,542,713

UBS Commodity Linked Note, one-month U.S. Dollar LIBOR minus 0.10% (indexed to the Dow Jones-UBS Commodity Total Return Index, multiplied by 3)		12/22/11	3,330,000	4,514,156

Total Commodity-Linked Securities (Cost $25,660,668)				29,958,485

			Shares
Exchange-Traded Fund–3.14%
PowerShares DB Gold Fund(c) (Cost $2,678,901)			58,500	3,329,820

Money Market Funds–53.98%
Liquid Assets Portfolio–Institutional Class(d)			26,745,407	26,745,407

Premier Portfolio–Institutional Class(d)			26,745,408	26,745,408

STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class(d)			3,778,283	3,778,283

Total Money Market Funds (Cost $57,269,098)				57,269,098

TOTAL INVESTMENTS–99.96% (Cost $101,103,540)				106,052,276

OTHER ASSETS LESS LIABILITIES–0.04%				48,429

NET ASSETS–100.00%				$106,100,705

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1K, 1L and Note 4.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Not an affiliate of the Fund or its investment adviser.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9        Invesco Commodities Strategy Fund

Open Futures Contracts and Swap Agreements at Period-End
				Unrealized
	Number of	Expiration	Notional	Appreciation
Futures Contracts	Contracts	Month	Value	(Depreciation)

Long Contracts
100 Ounce Gold	37	December-2011	$6,035,440	$55,500

LME Copper	23	September-2011	5,648,800	(52,325)

LME Copper	28	December-2011	6,890,275	378,663

Silver	1	September-2011	200,530	22,580

Sugar 11	6	October-2011	200,323	18,939

WTI Light Sweet Crude Oil	47	January-2012	4,583,440	9,710

Subtotal			$23,558,808	$433,067

Short Contracts
Cotton No 2	3	December-2011	$(152,655)	$23,308

LME Copper	23	September-2011	(5,648,800)	(309,350)

LME Copper	1	December-2011	(246,081)	(17,856)

Soybean	6	November-2011	(407,175)	(16,875)

Soybean Oil	13	December-2011	(440,154)	(1,946)

Wheat	6	December-2011	(214,725)	8,663

WTI Light Sweet Crude Oil	7	September-2011	(669,900)	(4,970)

Subtotal			$(7,779,490)	$(319,026)

Subtotal Futures Contracts				$114,041

		Notional
		Amount	Termination
Swap Agreements	Counterparty	(000)	Date

Receive a return equal to Goldman Sachs Soybean Meal Total Return Strategy and pay a floating rate based on a 1-month U.S. T-Bill auction high rate plus 30 basis points	Goldman Sachs	$4,732	November-2011	$399,016

Receive a floating rate equal to 3-month U.S. T-Bill auction high rate and pay a return equal to Dow Jones-UBS Total Return Index plus 20 basis points	Goldman Sachs	3,924	July-2012	(13,522)

Subtotal Swap Agreements		$8,656		$385,494

Total				$499,535

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10        Invesco Commodities Strategy Fund

Consolidated Statement of Assets and Liabilities

July 31, 2011

Assets:
Investments, at value (Cost $43,834,442)	$48,783,178

Investments in affiliated money market funds, at value and cost	57,269,098

Total investments, at value (Cost $101,103,540)	106,052,276

Receivable for:
Variation margin	9,840

Fund shares sold	40,711

Dividends	6,624

Unrealized appreciation on swap agreements	385,494

Investment for trustee deferred compensation and retirement plans	2,357

Other assets	27,435

Total assets	106,524,737

Liabilities:
Payable for:
Fund shares reacquired	161,652

Futures collateral due to brokers	11,329

Accrued fees to affiliates	112,504

Accrued other operating expenses	75,450

Trustee deferred compensation and retirement plans	63,097

Total liabilities	424,032

Net assets applicable to shares outstanding	$106,100,705

Net assets consist of:
Shares of beneficial interest	$94,170,600

Undistributed net investment income (loss)	4,054,285

Undistributed net realized gain	2,426,769

Unrealized appreciation	5,449,051

$106,100,705

Net Assets:
Class A	$81,004,968

Class B	$9,101,479

Class C	$10,081,779

Class R	$221,702

Class Y	$5,632,055

Institutional Class	$58,722

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,660,692

Class B	416,881

Class C	460,998

Class R	10,057

Class Y	253,195

Institutional Class	2,631

Class A:
Net asset value per share	$22.13

Maximum offering price per share
(Net asset value of $22.13 divided by 94.50%)	$23.42

Class B:
Net asset value and offering price per share	$21.83

Class C:
Net asset value and offering price per share	$21.87

Class R:
Net asset value and offering price per share	$22.04

Class Y:
Net asset value and offering price per share	$22.24

Institutional Class:
Net asset value and offering price per share	$22.32

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11        Invesco Commodities Strategy Fund

Consolidated Statement of Operations

For the year ended July 31, 2011

Investment income:
Interest	$165,072

Dividends from affiliated money market funds	36,022

Total investment income	201,094

Expenses:
Advisory fees	545,520

Administrative services fees	50,000

Custodian fees	17,293

Distribution fees:
Class A	206,663

Class B	107,990

Class C	82,876

Class R	640

Transfer agent fees	171,168

Trustees’ and officers’ fees and benefits	16,924

Registration and filing fees	97,308

Professional services fees	81,400

Other	64,032

Total expenses	1,441,814

Less: Fees waived and expense offset arrangement(s)	(47,250)

Net expenses	1,394,564

Net investment income (loss)	(1,193,470)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	18,457,532

Futures contracts	4,386,716

Swap agreements	512,733

23,356,981

Change in net unrealized appreciation (depreciation) of:
Investment securities	(446,187)

Foreign currencies	1,060

Futures contracts	(540,767)

Swap agreements	578,025

(407,869)

Net realized and unrealized gain	22,949,112

Net increase in net assets resulting from operations	$21,755,642

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12        Invesco Commodities Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended July 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(1,193,470)	$(841,987)

Net realized gain	23,356,981	6,029,264

Change in net unrealized appreciation (depreciation)	(407,869)	1,425,390

Net increase in net assets resulting from operations	21,755,642	6,612,667

Distributions to shareholders from net investment income:
Class A	(1,932,809)	—

Class B	(216,652)	—

Class C	(160,154)	—

Class R	(2,526)	—

Class Y	(139,066)	—

Institutional Class	(283)	—

Total distributions from net investment income	(2,451,490)	—

Share transactions–net:
Class A	(10,669,592)	67,549,809

Class B	(4,121,844)	10,564,434

Class C	738,340	5,120,349

Class R	179,166	(75,734)

Class Y	(2,008,396)	(32,023,070)

Institutional Class	(1,298,653)	1,192,103

Net increase (decrease) in net assets resulting from share transactions	(17,180,979)	52,327,891

Net increase in net assets	2,123,173	58,940,558

Net assets:
Beginning of year	103,977,532	45,036,974

End of year (includes undistributed net investment income (loss) of $4,054,285 and $(1,405,341), respectively)	$106,100,705	$103,977,532

Notes to Consolidated Financial Statements

July 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Commodities Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term total return.
  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund II Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

13        Invesco Commodities Strategy Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net

14        Invesco Commodities Strategy Fund

investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Change in Accounting Policy — Consolidated Financial Statements — The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to January 31, 2011, the financial statements for both the Fund and its Subsidiary were presented as stand alone entities. The change in policy was implemented to provide shareholders of the Fund with a more accurate and transparent portrayal of the Fund’s investment strategy, financial position and the results of its operations and more fully reflects the fact that the sole purpose of the Subsidiary is to serve as a vehicle through which the Fund gains additional exposure to commodities. The result of the policy change did not have an impact on total net assets of the Fund, but resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Statement of Assets and Liabilities were affected by the change as follows: Investments, at value increased $20,867,104 and wholly-owned subsidiary, at value decreased by $20,867,104. Undistributed net investment income increased $54,249; undistributed net realized gain (loss) increased $1,103,893 and unrealized appreciation decreased $1,158,142. For the year ended July 31, 2011, the financial statement line items on the Statement of Operations were affected by the change as follows: Total investment income increased $61,121, advisory fees increased $109,982, other expenses increased $36,373 and net investment income (loss) decreased $85,234. For the years ended July 31, 2011 and July 31, 2010, the following changes were made to the Statement of Changes in Net Assets: Net investment income (loss) decreased $85,234 and $627, respectively; net realized gains increased $4,327,473 and $139,102, respectively, and change in net unrealized appreciation (depreciation) decreased $4,242,239 and $138,475, respectively.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.

15        Invesco Commodities Strategy Fund

Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and

16        Invesco Commodities Strategy Fund

other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth above.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended July 31, 2011, the Adviser waived advisory fees of $47,113.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended July 31, 2011, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended July 31, 2011, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2011, IDI advised the Fund that IDI retained $8,733 in front-end sales commissions from the sale of Class A shares and $299, $11,573 and $434 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

17        Invesco Commodities Strategy Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of July 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended July 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Commodity-Linked Securities	$—	$29,958,485	$—	$29,958,485

Exchange Traded Fund	3,329,820	—	—	3,329,820

Money Market Funds	57,269,098	—	—	57,269,098

U.S. Treasury Debt Securities	—	15,494,873	—	15,494,873

	$60,598,918	$45,453,358	$—	$106,052,276

Futures and Swap Agreements*	114,041	385,494	—	499,535

Total Investments	$60,712,959	$45,838,852	$—	$106,551,811

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of July 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts(a)	$517,363	$(403,322)

Commodity risk
Swap agreements(b)	399,016	(13,522)

	$916,379	$(416,844)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under Unrealized appreciation on swap agreements.

18        Invesco Commodities Strategy Fund

Effect of Derivative Instruments for the year ended July 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Consolidated Statement of
	Operations
		Swap
	Futures*	Agreements*

Realized Gain
Commodity risk	$4,386,716	$512,733

Change in Unrealized Appreciation (Depreciation)
Commodity risk	(540,767)	578,025

Total	$3,845,949	$1,090,758

*	The average notional value outstanding of futures and swap agreements during the period was $21,362,965 and $12,385,040, respectively.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $137.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2011, the Fund paid legal fees of $1,595 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended July 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,451,490	$—

19        Invesco Commodities Strategy Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$7,650,777

Undistributed long-term gain	9,830,343

Net unrealized appreciation — investments	4,709,460

Net unrealized appreciation — other investments	385,404

Temporary book/tax differences	(62,749)

Capital loss carryforward	(10,583,130)

Shares of beneficial interest	94,170,600

Total net assets	$106,100,705

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to partnership distribution adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $1,763,855 of capital loss carryforward in the fiscal year ending July 31, 2012.
  The Fund utilized $2,871,856 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

July 31, 2017	$10,306,627

July 31, 2018	276,503

Total capital loss carryforward	$10,583,130

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2011 was $26,858,102 and $53,939,031, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,896,747

Aggregate unrealized (depreciation) of investment securities	(187,287)

Net unrealized appreciation of investment securities	$4,709,460

Cost of investments for tax purposes is $101,342,816.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary and disallowed capital loss carryforward, on July 31, 2011, undistributed net investment income (loss) was increased by $9,104,586, undistributed net realized gain was increased by $1,937,047 and shares of beneficial interest decreased by $11,041,633. This reclassification had no effect on the net assets of the Fund.

20        Invesco Commodities Strategy Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended July 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	313,129	$6,674,587	133,071	$2,443,431

Class B(b)	33,974	718,223	—	—

Class C	128,378	2,749,015	22,326	415,210

Class R	8,631	180,566	913	17,280

Class Y	15,772	342,594	192,434	3,531,920

Institutional Class(b)	29,414	562,629	96,495	1,718,197

Issued as reinvestment of dividends:
Class A	84,559	1,747,833	—	—

Class B	9,483	194,391	—	—

Class C	6,865	140,802	—	—

Class R	121	2,504	—	—

Class Y	6,067	125,892	—	—

Institutional Class	—	—	—	—

Issued in connection with acquisitions:(c)
Class A	—	—	4,398,198	77,188,378

Class B	—	—	877,143	15,297,433

Class C	—	—	410,565	7,160,253

Class Y	—	—	304,313	5,352,859

Automatic conversion of Class B shares to Class A shares:
Class A	100,110	2,107,668	36,656	658,711

Class B	(101,248)	(2,107,668)	(36,975)	(658,711)

Reacquired:
Class A	(1,012,867)	(21,199,680)	(699,405)	(12,740,711)

Class B	(139,391)	(2,926,790)	(226,105)	(4,074,288)

Class C	(104,379)	(2,151,477)	(135,446)	(2,455,114)

Class R	(174)	(3,904)	(5,048)	(93,014)

Class Y	(124,534)	(2,476,882)	(2,169,421)	(40,907,849)

Institutional Class	(93,343)	(1,861,282)	(29,935)	(526,094)

Net increase (decrease) in share activity	(839,433)	$(17,180,979)	3,169,779	$52,327,891

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 71% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class, respectively.
(c)	As of the opening of business on February 8, 2010, the Fund acquired all the net assets of Morgan Stanley Natural Resource Development Securities Inc. pursuant to a plan of reorganization approved by the Trustees of the Fund on September 24, 2009 and by the shareholders of Morgan Stanley Natural Resource Development Securities Inc. on January 12, 2010. The acquisition was accomplished by a tax-free exchange of 5,990,219 shares of the Fund for 9,831,116 shares outstanding of Morgan Stanley Natural Resource Development Securities Inc. as of the close of business on February 5, 2010. Each class of Morgan Stanley Natural Resource Development Securities Inc. was exchanged for the like class of shares of the Fund based on the relative net asset value of Morgan Stanley Natural Resource Development Securities Inc. to the net asset value of the Fund on the close of business, February 5, 2010. Morgan Stanley Natural Resource Development Securities Inc.’s net assets at that date of $104,998,923 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $42,605,601.

21        Invesco Commodities Strategy Fund

NOTE 12—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
				Net gains							expenses		expenses
				(losses)							to average		to average net		Ratio of net
	Net asset	Net		on securities			Dividends				net assets		assets without		investment
	value,	investment		(both		Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)		Rebate
	beginning	income		realized and		investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		from		Portfolio
	of period	(loss)(a)		unrealized)		operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		affiliates		turnover(c)

Class A
Year ended 07/31/11	$18.45	$(0.21)		$4.38		$4.17	$(0.49)	$22.13	22.82%	$81,005	1.17	%(d)	1.21	%(d)	(0.98	)%(d)	—%		69%
Year ended 07/31/10	18.19	(0.18	)(e)	0.44	(e)	0.26	—	18.45	1.43	77,046	1.15	(e)	1.21	(e)	(1.00	)(e)	—		131
Year ended 07/31/09	29.55	(0.07	)(e)	(10.90	)(e)	(10.97)	(0.39)	18.19	(36.93)	5,528	1.45	(e)(f)	2.53	(e)(f)	(0.41	)(e)(f))(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.10	(e)	(0.55	)(e)	(0.45)	—	29.55	(1.50)	6,342	1.38	(e)(f)(i)	1.38	(e)(f)(i)	1.27	(e)(f)(i)	0.00	(i)(j)	6

Class B
Year ended 07/31/11	18.27	(0.36)		4.32		3.96	(0.40)	21.83	21.83	9,101	1.92	(d)	1.96	(d)	(1.73	)(d)	—		69
Year ended 07/31/10(h)	17.44	(0.15	)(e)	0.98	(e)	0.83	—	18.27	4.76	11,221	1.90	(e)(i)	1.96	(e)(i)	(1.75	)(e)(i)	—		131

Class C
Year ended 07/31/11	18.27	(0.34)		4.34		4.00	(0.40)	21.87	22.05	10,082	1.80	(d)	1.84	(d)	(1.61	)(d)	—		69
Year ended 07/31/10	18.15	(0.32	)(e)	0.44	(e)	0.12	—	18.27	0.66	7,859	1.90	(e)	1.96	(e)	(1.75	)(e)	—		131
Year ended 07/31/09	29.47	(0.21	)(e)	(10.86	)(e)	(11.07)	(0.25)	18.15	(37.47)	2,408	2.22	(e)(f)	3.30	(e)(f)	(1.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.04	(e)	(0.57	)(e)	(0.53)	—	29.47	(1.70)	5,111	2.13	(e(f)(i)	2.13	(e)(f)(i)	0.53	(e)(f)(i)	0.00	(i)(j)	6

Class R
Year ended 07/31/11	18.39	(0.27)		4.38		4.11	(0.46)	22.04	22.54	222	1.42	(d)	1.46	(d)	(1.23	)(d)	—		69
Year ended 07/31/10	18.18	(0.23	)(e)	0.44	(e)	0.21	—	18.39	1.16	27	1.40	(e)	1.46	(e)	(1.25	)(e)	—		131
Year ended 07/31/09	29.53	(0.12	)(e)	(10.90	)(e)	(11.02)	(0.33)	18.18	(37.13)	102	1.72	(e)(f)	2.80	(e)(f)	(0.67	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.03	(e)	(0.50	)(e)	(0.47)	—	29.53	(1.57)	146	1.68	(e)(f)(i)	1.68	(e)(f)(i)	0.39	(e)(f)(i)	0.00	(i)(j)	6

Class Y
Year ended 07/31/11	18.52	(0.15)		4.39		4.24	(0.52)	22.24	23.11	5,632	0.92	(d)	0.96	(d)	(0.73	)(d)	—		69
Year ended 07/31/10	18.21	(0.14	)(e)	0.45	(e)	0.31	—	18.52	1.70	6,591	0.90	(e)	0.96	(e)	(0.75	)(e)	—		131
Year ended 07/31/09	29.57	(0.03	)(e)	(10.91	)(e)	(10.94)	(0.42)	18.21	(36.77)	36,939	1.22	(e)(f)	2.30	(e)(f)	(0.17	)(e)(f)(g)	0.05		225
Year ended 07/31/08(h)	30.00	0.07	(e)	(0.50	)(e)	(0.43)	—	29.57	(1.47)	49,066	1.19	(e)(f)(i)	1.19	(e(f)(i))	0.88	(e)(f)(i)	0.00	(i)(j)	6

Institutional Class
Year ended 07/31/11	18.53	(0.11)		4.39		4.28	(0.49)	22.32	23.28	59	0.75	(d)	0.79	(d)	(0.56	)(d)	—		69
Year ended 07/31/10(h)	17.29	(0.02	)(e)	1.26	(e)	1.24	—	18.53	7.17	1,233	0.89	(e)(i)	0.95	(e)(i)	(0.74	)(e)(i)	—		131

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $82,665, $10,799, $9,346, $128, $5,857 and $308 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Effective January 31, 2011, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.13%, 0.18% and 0.04% for the years ended July 31, 2008, 2009 and 2010, respectively. The ratio of expenses to average net assets with fee waivers and/or expense reimbursements would have increased 0.00%, 0.00% and 0.02%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.14%, 0.08% and 0.00% for the years ended July 31, 2008, 2009 and 2010, respectively. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements for Class A, Class C, Class R and Class Y was (1.48)%, (2.25)%, (1.75)% and (1.25)%, respectively, for the year ended July 31, 2009.
(h)	Commencement date of April 30, 2008 for Class A, Class C, Class R and Class Y shares. Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class shares, respectively.
(i)	Annualized.
(j)	Amount is less than 0.005%.

22        Invesco Commodities Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Invesco Commodities Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 29, 2009 expressed an unqualified opinion on those financial statements.

As discussed in Note 1H of the Notes to Financial Statements, the Fund modified its basis of presentation relating to the Fund’s investment in a wholly-owned subsidiary.

PRICEWATERHOUSECOOPERS LLP

September 27, 2011

23        Invesco Commodities Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2011 through July 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(02/01/11)	(07/31/11)[1]	Period[2]	(07/31/11)	Period[2]	Ratio
A	$1,000.00	$1,004.50	$6.26	$1,018.55	$6.31	1.26%

B	1,000.00	1,000.50	9.97	1,014.83	10.04	2.01

C	1,000.00	1,001.80	8.98	1,015.82	9.05	1.81

R	1,000.00	1,004.10	7.50	1,017.31	7.55	1.51

Y	1,000.00	1,005.40	5.02	1,019.79	5.06	1.01

Institutional	1,000.00	1,006.80	4.63	1,020.18	4.66	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2011 through July 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24        Invesco Commodities Strategy Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Commodities Strategy Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.
  The Board noted that the Fund recently began operations and that comparative performance data for only the past two calendar years was available. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also noted that performance of the Fund was below the DJ-UBS Commodity TR Index for the one year period ending December 31, 2010. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed

25        Invesco Commodities Strategy Fund

more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was at the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund with comparable investment strategies.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Commodities Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Commodities Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	143	None
		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	143	None
		Formerly: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	161	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	143	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	161	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	2003	Retired	143	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	143	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	143	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	161	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	161	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	143	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	143	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	143	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	143	None

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	161	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	143	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A
		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.	N/A	N/A
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CSTR-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations.

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 7/31/2011	Services Rendered to	year end 7/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	7/31/2011	Requirement(1)	7/31/2010	Requirement(1)
Audit Fees	$36,300	N/A	$82,900	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$9,900	0%	$21,700	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$46,200	0%	$104,600	0%
PWC billed the Registrant aggregate non-audit fees of $9,900 for the fiscal year ended July 31, 2011. PWC billed the Registrant aggregate non-audit fees of $21,700 for the fiscal year ended July 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end July 31, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end July 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	7/31/2011 That Were	Provided for fiscal year	7/31/2010 That Were	Provided for fiscal year
	Required	end 7/31/2011	Required	end 7/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended July 31, 2011, and $0 for the fiscal year ended July 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of September 16, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	October 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	October 7, 2011

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	October 7, 2011

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.